EXHIBIT 10.1
SETTLEMENT AGREEMENT AND RELEASE
This Settlement Agreement and Release (“Agreement”) is entered into between (1) Wells Fargo Bank, National Association (“Wells Fargo” or “Indenture Trustee”), solely in its capacity as Indenture Trustee on behalf of all Holders of 3.0% Senior Subordinated Convertible Notes due 2012 of Cyberonics, Inc; and (2) Cyberonics, Inc. (“Cyberonics”), as those terms are further defined below.
A.           DEFINITIONS
1.           The “Litigation” refers to (a) the appellate case currently styled:  Wells Fargo Bank National Association v. Cyberonics, Inc., No. 07-20539, pending in the United States Court of Appeals for the Fifth Circuit, (b) the state court action originally filed by Cyberonics styled:  Cyberonics, Inc. v. Wells Fargo Bank, National Association, As Trustee Under Indenture, Cause No. 2006-63284, filed in the 165th Judicial District Court, Harris County, Texas; and (c) the removal of the state court action to federal court styled:  Cyberonics, Inc. v. Wells Fargo Bank, National Association, As Trustee Under Indenture, No. 4:07-CV-121, filed in the United States District Court for the Southern District of Texas, Houston Division.
2.           The “Notes” refers to the 3.0% Senior Subordinated Convertible Notes due 2012 issued by Cyberonics, Inc. that were initially sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated on or about September 27, 2005 and subsequently resold to other investors.
3.           The “Indenture” refers to the Indenture between Wells Fargo and Cyberonics that was dated as of September 27, 2005 and executed contemporaneously with the issuance of the Notes.
4.           The terms “Wells Fargo” and “Indenture Trustee” refer to Wells Fargo Bank, National Association, the appellant in the Litigation, acting solely in its capacity as Indenture

Trustee on behalf of all Holders of the Notes, including its officers, directors, employees, shareholders, agents, representatives, attorneys, subsidiaries, affiliates, predecessors, successors, assigns, and all others who claim by, under or through them.
5.           “Cyberonics” refers to Cyberonics, Inc., the appellee in the Litigation, including its officers, directors, employees, shareholders, agents, representatives, attorneys, subsidiaries, affiliates, predecessors, successors, assigns, and all others who claim by, under or through them.
6.           The “Parties” refers to Wells Fargo and Cyberonics.  The term “Party” means either Wells Fargo or Cyberonics.
7.           “Effective Date” refers to the date when all Parties have executed this Agreement.
8.           The “Agreement” refers to this Settlement Agreement and Release.
B.           RECITALS
WHEREAS, the Indenture Trustee sent Cyberonics a Notice of Default and Demand under the Indenture on July 28, 2006, a Notice of Continuing Default on August 25, 2006, and a Notice of Acceleration on September 27, 2006;
WHEREAS, Cyberonics filed a declaratory judgment action in Texas state court on October 3, 2006 seeking a declaration that no Event of Default had occurred;
WHEREAS, the Indenture Trustee removed the declaratory judgment action to federal court on January 10, 2007 and filed a counterclaim against Cyberonics for breach of contract on January 18, 2007;
WHEREAS, the parties filed cross-motions for summary judgment or partial summary judgment, and the federal district court issued a memorandum opinion on June 13, 2007, granting Cyberonics’ motion for summary judgment and denying the Indenture Trustee’s cross-motion for partial summary judgment;

WHEREAS, the Indenture Trustee appealed the federal district court’s ruling and the Litigation is now pending before the United States Court of Appeals for the Fifth Circuit and scheduled for oral argument on April 28, 2008;
WHEREAS, the Parties recognize that there is risk and expense inherent in all litigation and desire to settle all their respective claims and disagreements; and
WHEREAS, the Parties also desire to enter into a Supplemental Indenture, in a form substantially similar to the document attached as Exhibit A to this Agreement;
ACCORDINGLY, in consideration of the mutual terms, promises, conditions, releases, warranties, covenants and agreements contained in this Agreement, the Parties have decided, and hereby agree, to compromise and settle all of their respective claims and disagreements, and to jointly seek the dismissal with prejudice of the Lawsuit.
C.           AGREEMENT
NOW, THEREFORE, in consideration for the mutual terms and conditions herein, the Parties agree as follows:
1.           Supplemental Indenture
Cyberonics and the Indenture Trustee will enter into a Supplemental Indenture that grants each Holder of the Notes an Optional Repurchase Right under terms and conditions set forth in the Supplemental Indenture.  The Optional Repurchase Right will give each Holder the right to require Cyberonics to repurchase all of such Holder’s Securities or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple thereof at the times and under the terms and conditions set forth in the Supplemental Indenture.  The terms and conditions of this Optional Repurchase Right and of the Supplemental Indenture will be substantially similar to the terms and conditions set forth in the document attached as Exhibit A to this Agreement.

2.           Release by Indenture Trustee
With the exception of any continuing obligations under this Agreement, Wells Fargo, as Indenture Trustee, on behalf of itself and all Holders of the Notes, does hereby release, acquit, and forever discharge Cyberonics from any and all claims, causes of action, liabilities, duties, obligations, debts and demands, of any nature whatsoever, now known or which may hereafter become known, with respect to any of the matters referred to in the Litigation, matters relating to, arising out of, or in any way concerning the claims that were or could have been asserted in the Litigation, and matters based upon, arising out of, or in any way concerning the alleged Events of Default and Acceleration described in the Indenture Trustee’s notices to Cyberonics dated July 28, 2006, August 25, 2006, and September 27, 2006.  The release contained in this paragraph includes within its scope all claims of any sort or type, including claims for money damages, pre- and post-judgment interest, statutory penalties, attorneys’ fees, injunctive relief, or any other type of relief.
The Indenture Trustee has the necessary authority to enter into this Agreement on behalf of the beneficial holders of the Notes.  The Indenture Trustee has obtained the consent of the beneficial holders of Notes representing more than fifty percent (50%) of the aggregate principal amount of the Notes, and such holders have consented to waive the alleged defaults and to the other terms of this Agreement including the terms of Exhibits A, B, and C hereto.
3.           Release by Cyberonics
With the exception of any continuing obligations under this Agreement and any objection by Cyberonics to costs and attorneys’ fees the Indenture Trustee may seek in connection with the Litigation, Cyberonics does hereby release, acquit, and forever discharge Wells Fargo, as Indenture Trustee, and all Holders of the Notes from any and all claims, causes of action, liabilities, duties, obligations, debts and demands, of any nature whatsoever, now known or which may hereafter become known, with respect to any of the matters referred to in the Litigation, matters relating to, arising out of, or in any way concerning the claims that were or could have been asserted in the Litigation, and matters based upon, arising out of, or in any way concerning the alleged Events of Default and Acceleration described in the Indenture Trustee’s notices to Cyberonics dated July 28, 2006, August 25, 2006, and September 27, 2006.  The release contained in this paragraph includes within its scope all claims of any sort or type, including claims for money damages, pre- and post-judgment interest, statutory penalties, attorneys’ fees, injunctive relief, or any other type of relief.
4.           Removal from Oral Argument Calendar and Dismissal With Prejudice
No later than April 21, 2008, the Parties shall notify the Clerk of the United States Court of Appeals for the Fifth Circuit that they have agreed to settle the Litigation and will promptly file an agreed motion to dismiss with prejudice all claims and counterclaims brought in the Litigation.  The agreed motion will be in a form substantially similar to the document attached as Exhibit C to this Agreement.
5.           Costs and Attorney’s Fees
With the exception of costs and attorneys’ fees to which the Indenture Trustee may be entitled under the terms of the Indenture, each party shall bear its own costs and attorneys’ fees incurred in connection with the Litigation.
6.           Governing Law
This Agreement shall be construed, enforced, and governed under the laws of the State of Texas, without reference to choice of law principles.

7.           Entire Agreement.  The Parties agree that this Settlement Agreement constitutes the full, final, and complete settlement of their disputes and supersedes all other written or oral exchanges, arrangements, or negotiations between them concerning the subject matter of this Settlement Agreement, and further state that there are no representations, agreements, arrangements, or understandings, oral or written, concerning the subject matter of this Agreement that are not fully expressed and incorporated herein.
8.           Disputes.  If a dispute arises over the meaning of this Settlement Agreement, the Party or Parties losing the dispute shall pay the prevailing Parties’ costs, including attorneys’ fees, incurred in resolving the dispute.
9.           Severability.  In the event that any provision of this Settlement Agreement shall be held to be void, voidable, or unenforceable in any respect, the remaining portions shall remain in full force and effect.
10.           Agreement Inadmissible. This Settlement Agreement shall not be admissible in any action, suit, or proceeding, whatsoever, as evidence or as an admission of any claim or liability, provided, however, that any Party hereto may use all or part of this Settlement Agreement to the extent necessary to enforce any right conferred upon such Party by this Settlement Agreement.
11.           Settlement Not an Admission of Liability.  The execution of this Settlement Agreement shall not be construed as an admission of liability whether alleged as a part of the Lawsuit or otherwise or an admission of the validity of any claim on the part of any Party hereto.
12.           Amendment.  This Settlement Agreement may not be altered or amended except by an agreement in writing signed by the Parties.

13.           Counterparts.  This Settlement Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
14.           Ownership.   Each of the signatories hereto represents and warrants that it is fully authorized to enter into this Settlement Agreement on behalf of the entity or entities for which it executes the Settlement Agreement, and that they presently possess the right to release all claims in accordance with the terms of this Settlement Agreement.
15.           Headings.  Headings in this Settlement Agreement are for the convenience of the Parties and are not to be used in construing the document.
16.           Notices.  Any notice required under this Agreement shall be made to the following:
For Indenture Trustee:	Jeffrey I. Ross
Anthony Ostlund Baer Louwagie & Ross P.A.
3600 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Telephone: 612.349.6969
Facsimile: 612.349.6996

and

Julie J. Becker
Vice President
Wells Fargo Bank, N.A.
625 Marquette Avenue
MAC N9311-110
Minneapolis, MN 55479
Telephone: 612.316.4772
Facsimile: 612.667.9825

For Cyberonics:	N. Scott Fletcher
Vinson & Elkins, L.L.P.
1001 Fannin – Suite 2500
Houston, Texas 77002-6760
Telephone: 713.758.3234
Facsimile: 713.615.5168

and

David S. Wise
General Counsel
Cyberonics, Inc.
100 Cyberonics Boulevard
Houston, Texas 77058
Telephone: 281.228.7268
Facsimile: 281.283.5369

16.           Reliance on Counsel.  The Parties represent that their attorneys have fully explained the meaning and effect of this Settlement Agreement.  The Parties represent that they have read and understand this Settlement Agreement.  The Parties acknowledge that they have not relied upon any representation made by an adverse Party in executing this Settlement Agreement, or any representation not specifically identified herein.
17.           Jointly Drafted.  Each Party has participated in the drafting and negotiation of this Settlement Agreement.  For all purposes, this Settlement Agreement shall be deemed to have been drafted jointly by the Parties hereto.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Settlement Agreement against the Party that drafted it has no application and is expressly waived.  The provisions of this Settlement Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties, and no rule of strict construction shall be applied against any Party to this Settlement Agreement.
18.           Continuing Express Representations.  The Parties warrant and represent to each other that their respective decisions to settle the respective claims and to execute this Settlement

Agreement have been free and independent decisions, made after due consideration and reflection, after arms-length negotiations and with the full opportunity for them to seek and obtain legal advice from counsel of their own choosing.  Each of the Parties warrants and represents to all others that it has not relied or based its decision to execute this Settlement Agreement on any other statement, assertion, position, claim, promise, representation, warranty, or other communication made or asserted by any other Party.
19.           Further Acts.  The Parties agree to do such other and further acts and to execute and deliver such other and further documents as may be necessary or appropriate, and as the Parties may reasonably request, in carrying out the intent and purposes of this Settlement Agreement.
20.           Successors and Assigns.  This Settlement Agreement shall be binding upon and inure to the benefit of the heirs, devisees, legal representatives and permitted successors and assigns of the Parties.
21.           Effective Date.  This Settlement Agreement will become effective upon execution by all signatories listed below:

Wells Fargo Bank, National Association, Solely in Its Capacity
As Indenture Trustee and Not in Its Individual Capacity

By:__/s/ Julie J. Becker

Printed Name:_Julie J. Becker

Title:_Vice President

Date:__4-18-08

Cyberonics, Inc.

By: _/s/ Daniel J. Moore

Printed Name:_Daniel J. Moore

Title:_President & CEO

Date:_April 18, 2008

Exhibit A to Cyberonics-Wells Fargo Settlement Agreement and Release

CYBERONICS, INC.

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION

As Trustee

_______________________________

SUPPLEMENTAL INDENTURE

Dated as of April 18, 2008

to

Indenture

Dated as of September 27, 2005

3.0% Senior Subordinated Convertible Notes Due 2012

SUPPLEMENTAL INDENTURE, dated as of April 18, 2008 (this “Supplemental Indenture”), between CYBERONICS, INC., a Delaware corporation (the “Company”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association duly organized under the laws of the United States, as trustee (the “Trustee”).  All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture (as defined below).

WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of September 27, 2005 (the “Indenture”), pursuant to which the Company issued its 3.0% Senior Subordinated Convertible Notes Due 2012 (the “Securities”);

WHEREAS, Section 7.2 of the Indenture provides that the Company and the Trustee may amend the Indenture and the Securities without the consent of any Holders of Securities to add to the covenants of the Company or provide Guarantees for the benefit of the Holders of Securities;

WHEREAS, the directors of the Company have authorized and approved the amendments to the Indenture set forth herein and will deliver to the Trustee resolutions of the Board of Directors to that effect (the “Amendments”);

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized and all conditions and requirements necessary to make this Supplemental Indenture a valid and binding agreement have been performed and complied with;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I

AMENDMENTS TO INDENTURE

Section 1.1    The following definitions are hereby added to Section 1.1, as alphabetically appropriate:

“Company Optional Repurchase Notice” shall have the meaning specified in Section 11.2(b) hereof.

“Optional Repurchase Date” shall have the meaning specified in Section 11.2(a) hereof.

“Optional Repurchase Price” shall have the meaning specified in Section 11.2(a) hereof.

“Optional Repurchase Right” shall have the meaning specified in Section 11.2(a) hereof.

Section 1.2    Section 11.2 is hereby amended and restated to read in its entirety as set forth below:

SECTION 11.2    Repurchase at Option of Holders.

(a)           On December 27, 2011 (the “Optional Repurchase Date”), each Holder shall have the right (the “Optional Repurchase Right”) at the Holder’s option, but subject to the provisions of Section 11.2(b)-(i) hereof, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder’s Securities or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple thereof (provided, however, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or integral multiples thereof), at a purchase price in cash equal to 100% of the principal amount of the Securities to be repurchased (the “Optional Repurchase Price”), plus interest accrued and unpaid to, but excluding, the Optional Repurchase Date.

(b)           Prior to or on the 20th Business Day before the Optional Repurchase Date, the Company shall give to all Holders of Securities notice (the “Company Optional Repurchase Notice”) in the manner provided in Section 14.2 hereof, of the Optional Repurchase Right set forth herein.  The Company shall also deliver a copy of the Company Optional Repurchase Notice to the Trustee.  The Company Optional Repurchase Notice shall state:

(1)           the Optional Repurchase Price;

(2)           a description of the procedure which a Holder must follow to exercise an Optional Repurchase Right, and the place or places where such Securities are to be surrendered for payment of the Optional Repurchase Price and accrued and unpaid interest, if any;

(3)           that on the Optional Repurchase Date the Optional Repurchase Price and accrued and unpaid interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

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(4)           the Conversion Rate then in effect, the date on which the right to convert the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion; and

(5)           the place or places where such Securities, together with the Optional Repurchase notice included in Exhibit A annexed hereto are to be delivered for payment of the Optional Repurchase Price and accrued and unpaid interest, if any.

No failure of the Company to give the foregoing notices or defect therein shall limit any Holder’s right to exercise an Optional Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

(c)           If any of the foregoing provisions or other provisions of this Article 11 are inconsistent with applicable law, such law shall govern.

(d)           To exercise an Optional Repurchase Right, a Holder shall deliver to the Trustee prior to the close of business on the Business Day immediately preceding the Optional Repurchase Date:

(1)           written notice of the Holder’s exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the Optional Repurchase Right is being made thereby, substantially in the form attached hereto as the Optional Repurchase notice included in Exhibit A annexed hereto; and

(2)           the Securities with respect to which the Optional Repurchase Right is being exercised.

Such written notice shall be irrevocable unless the Company defaults in its obligation to pay the Optional Repurchase Price on the Optional Repurchase Date as required herein.

(e)           In the event an Optional Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to

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 the Trustee the Optional Repurchase Price and any accrued and unpaid interest in cash for payment to the Holder on the Optional Repurchase Date.

(f)           If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Optional Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Optional Repurchase Date at the Interest Rate, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid.

(g)           Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

(h)           All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15 hereof.

Section 1.3    Exhibit A shall be amended to include the Optional Repurchase notice attached hereto as Annex A.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1    Upon execution and delivery of this Supplemental Indenture, the terms and conditions of this Supplemental Indenture shall be part of the terms and conditions of this Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in the case of conflict, the provisions of this Supplemental Indenture will control.

Section 2.2    Each of the Company and the Trustee hereby confirms and reaffirms the Indenture, as amended and supplemented by this Supplemental Indenture.

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Section 2.3    The Parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together shall represent the same agreement.  One copy is enough to prove this Supplemental Indenture.

Section 2.4    All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 2.5    The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee shall not be liable or responsible for the validity or sufficiency of this Supplemental Indenture or the due authorization of this Supplemental Indenture by the Company.  In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or according protection to the Trustee, whether or not elsewhere herein so provided.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year written above.

CYBERONICS, INC.

By:
Daniel J. Moore
President & Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
solely in its capacity as indenture trustee and not in its
individual capacity

By:
[Name]
[Title]

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ANNEX A

OPTIONAL REPURCHASE

NOTICE OF EXERCISE OF REPURCHASE RIGHT

TO:        CYBERONICS, INC.

100 Cyberonics Boulevard

Houston, Texas  77058

Attention: [ ]

The undersigned registered owner of this Security irrevocably acknowledges receipt of the Company Optional Repurchase Notice from Cyberonics, Inc. (the “Company”) and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest accrued and unpaid, but excluding such date, to the registered holder hereof, in cash.

Dated:	Your Name:
(Print your name exactly as it appears on the face of this Security)
Your Signature:
(Sign exactly as your name appears on the face of this Security)
Signature Guarantee*:

Social Security or other Taxpayer Identification Number:

Principal amount to be repaid (if less than all): $

*Participant is a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-2

Exhibit B to Cyberonics-Wells Fargo Settlement Agreement and Release

CONSENT OF BENEFICIAL HOLDERS
The undersigned beneficial holders of 3.0% Senior Subordinated Convertible Notes due 2012 of Cyberonics, Inc. consent to waive the alleged defaults in the appellate case currently styled:  (a) Wells Fargo Bank National Association v. Cyberonics, Inc., No. 07-20539, pending in the United States Court of Appeals for the Fifth Circuit, (b) the state court action originally filed by Cyberonics styled:  Cyberonics, Inc. v. Wells Fargo Bank, National Association, As Trustee Under Indenture, Cause No. 2006-63284, filed in the 165th Judicial District Court, Harris County, Texas; and (c) the removal of the state court action to federal court styled:  Cyberonics, Inc. v. Wells Fargo Bank, National Association, As Trustee Under Indenture, No. 4:07-CV-121, filed in the United States District Court for the Southern District of Texas, Houston Division, and consent to the other terms of the Settlement Agreement and Release, including Exhibits A, B, and C thereto.

Exhibit B to Cyberonics-Wells Fargo Settlement Agreement and Release

By:___________________________________	By:__________________________________

Printed Name:___________________________	Printed Name:___________________________

Principal Amount of Notes Held:_____________	Principal Amount of Notes Held:_____________

Date:__________________________________	Date:__________________________________

By:___________________________________	By:___________________________________

Printed Name:___________________________	Printed Name:___________________________

Principal Amount of Notes Held:_____________	Principal Amount of Notes Held:_____________

Date:__________________________________	Date:__________________________________

By:___________________________________	By:___________________________________

Printed Name:___________________________	Printed Name:___________________________

Principal Amount of Notes Held:_____________	Principal Amount of Notes Held:_____________

Date:__________________________________	Date:__________________________________

By:___________________________________	By:___________________________________

Printed Name:___________________________	Printed Name:___________________________

Principal Amount of Notes Held:_____________	Principal Amount of Notes Held:_____________

Date:__________________________________	Date:__________________________________

By:___________________________________	By:___________________________________

Printed Name:___________________________	Printed Name:___________________________

Principal Amount of Notes Held:_____________	Principal Amount of Notes Held:_____________

Date:__________________________________	Date:__________________________________

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Exhibit C to Cyberonics-Wells Fargo Settlement Agreement and Release

No. 07-20539
__________________________________________

IN THE UNITED STATES COURT OF APPEALS
FOR THE FIFTH CIRCUIT
__________________________________________

CYBERONICS, INC
Plaintiff – Appellee

v.

WELLS FARGO BANK NATIONAL ASSOCIATION,
as Trustee Under Indenture
Defendant – Appellant

__________________________________________

On Appeal from the United States District Court
for the Southern District of Texas
Houston Division
___________________________________

JOINT MOTION TO DISMISS APPEAL WITH PREJUDICE
___________________________________

TO THE HONORABLE UNITED STATES COURT OF APPEALS FOR THE FIFTH CIRCUIT:

Pursuant to Fed. R. App. P. 42(b), Appellant Wells Fargo Bank, National Association, as Trustee Under Indenture, (“Wells Fargo”) and Appellee Cyberonics, Inc. (“Cyberonics”) file this Joint Motion to Dismiss Appeal with

Prejudice in light of settlement reached by the parties.  The parties would respectfully show this Court as follows:
1.           Appellant Wells Fargo filed this notice of appeal on July 26, 2007.  The appeal is docketed in this Court under docket number 07-20539.
2.           The parties timely filed briefs with this Court and notices of supplemental authority.  The case is set for oral argument on April 28, 2008.
4.           The parties have agreed to and settled all disputes involved in this litigation.
5.           In light of this settlement, the parties jointly move the Court to dismiss this appeal, with costs to be taxed against the party incurring same pursuant to Fed. R. App. P. 39(a).
WHEREFORE, PREMISES CONSIDERED, Appellant and Appellee pray that this Court dismiss the appeal styled Wells Fargo Bank National Association v. Cyberonics, Inc., docket number 07-20539, and order all costs to be borne by the party incurring those costs.

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Respectfully submitted,

/s/ Jeffrey I. Ross_______________
Anthony, Ostlund & Baer, P.A.
Jeffrey I. Ross
3600 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN  55402
Telephone:  612.349.6969
Facsimile:  612.349.6996

Attorneys for Defendant-Appellant

/s/ N. Scott Fletcher___________
Vinson & Elkins LLP
David T. Harvin
N. Scott Fletcher
Jeffrey S. Johnston
Elizabeth A. Pannill
Abigail W. Giraud
First City Tower
1001 Fannin, Suite 2500
Houston, Texas 77002-6760
Telephone:  713.758.3234
Facsimile:  713.615.5168

Attorneys for Plaintiff-Appellee

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